Concentrations and Credit Risk	12 Months Ended
Mar. 31, 2012
Text Block [Abstract]
Concentrations and Credit Risk

15            Concentrations and Credit Risk

The Group operates principally in the PRC (including Hong Kong) and grants credit to its customers in this geographic region. Although the PRC is economically stable, it is always possible that unanticipated events in foreign countries could disrupt the Group’s operations.

Financial instruments that potentially subject the Group to a concentration of credit risk consist of cash, trade and notes receivables.

At March 31, 2011 and 2012, the Company had credit risk exposure of uninsured cash in banks of approximately $5,407,000 and $3,014,000, respectively.

A substantial portion, 57%, 60% and 66% of revenue, was generated from one customer for the years ended March 31, 2010, 2011 and 2012, respectively.

The net sales to customers representing at least 10% of net total sales are as follows:

	Year Ended March 31,
	2010		2011		2012
	$ in thousands	%	$ in thousands	%	$ in thousands	%

Sunbeam Products, Inc.	16,298	57	16,934	60	17,499	66
Gottl Kern + Sohn GMBH	2,576	9	3,970	14	3,744	14

		66		74		80

The following customers had balances greater than 10% of the total trade receivables at the balance sheet dates set forth below:

	March 31,
	2011		2012
	$ in thousands	%	$ in thousands	%

Sunbeam Products, Inc.	963	73	1,230	59
Pitney Bowes Inc.	51	4	455	22

		77		81

At March 31, 2011 and 2012, these customers accounted for 77% and 81%, respectively, of net trade receivables. The trade receivables have repayment terms of not more than twelve months. The Group does not require collateral to support financial instruments that are subject to credit risk.